Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2469

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2026-2

INVESCO UNIT TRUSTS, SERIES 2474

All Cap Core Strategy 2026-2

Large Cap Core Strategy 2026-2

Supplement to the Prospectuses

As a result of a previously announced spinoff, your Portfolio will receive one share of FedEx Freight common stock for every two shares of FedEx common stock held as of the close of business on May 15, 2026, the record date. Following the completion of this spinoff, your Portfolio will hold, and will continue to purchase, shares of both FedEx Freight and FedEx.

Supplement Dated: May 18, 2026